Exhibit 10.18.6

THIS CHARGE OVER SHARES dated     29th  October 2003 is made as a deed

BETWEEN

1. INYX, INC. (incorporated in Nevada, United States of America) of 9th Floor, 801 Brickell Avenue, Miami, Florida 33131, the "Chargor"

AND

2. LAURUS MASTER FUND, LTD. (incorporated in The Cayman Islands) of c/o Ironshore Corporate Services Ltd, P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands ("Laurus", which expression includes its successors in title and assigns).

NOW THIS DEED WITNESSES  as follows:-

1.       Interpretation

1.1      Definitions

         In this deed:-

         "Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for business in London and New York.

         "Charge" means all or any of the Security created, or which may at any time be created, by or pursuant to this deed.

         "Charged Property" means the Original Shares, any Further Shares and any Derived Assets. It does not include any Stiefel Shares.

         "Delegate" means a delegate or sub-delegate appointed pursuant to clause 11.3.

         "Derived Assets" means all Shares, rights or other property of a capital nature which accrue or are offered, issued or paid at any time (by way of bonus, rights, redemption, conversion, exchange, substitution, consolidation, subdivision, preference, warrant, option, purchase or otherwise) in respect of:-

         (A)      the Original Shares; or

         (B)      any Further Shares; or

         (C) any Shares, rights or other property previously accruing, offered, issued or paid as mentioned in this definition.

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         "Dividends"  means all  dividends,  interest  and other  income paid or payable in respect of the Original Shares, any Further Shares or any Derived Assets.

         "Event of Default" has the meaning given to that expression in Article IV of the Note.

         "Further Shares" means all Shares (other than the Original Shares and any Shares comprised in any Derived Assets) which the Chargor and Laurus may at any time agree shall be subject to the Charge. It does not include any Stiefel Shares.

         "LPA" means the Law of Property Act 1925.

         "Note" means the Convertible Term Note signed on or about the date of this document by which each of the Chargor and Inyx Pharma Limited jointly and severally promise to pay Laurus the sum of US $4,500,000 on and subject to the terms and conditions therein set out.

         "Original Shares" means the Shares listed in schedule 1.

         "Proceedings" means any proceeding, suit or action arising out of or in connection with this deed.

         "Rights" means rights, benefits, powers, privileges, authorities, discretions and remedies (in each case, of any nature whatsoever).

         "Secured Liabilities" means

         (a) each and every present and future obligation and liability of the Chargor (whether actual or contingent and whether owed jointly or severally or in any other capacity whatever and whether direct or owed by contribution or indemnity or otherwise howsoever) which is, or is expressed to be, or may become, due, owing or payable to Laurus upon any banking or trading account or otherwise, and whether or not Laurus shall have been an original party to the relevant transaction, under any Security Document;

         (b) all interest, costs, commissions, fees and other charges and expenses which are, or are expressed to be, or may become due, owing or payable by the Chargor at any time to Laurus in respect of any Security Document; and

         (c) all legal and other costs, charges and expenses which Laurus may incur in enforcing or obtaining, or attempting to enforce or obtain, payment of any obligation, liability or money referred to in paragraphs (a) and (b) above.

         "Security" includes any mortgage, fixed or floating charge, encumbrance, lien, pledge, hypothecation, assignment by way of security, or title retention arrangement (other than in respect of

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         goods purchased in the ordinary  course of trading),  and any agreement or arrangement having substantially the same economic or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement).

         "Security Documents" means the Note, Related Agreements (as that term is defined in the Purchase Agreement defined in the Note) and any other documents pursuant to which the Company may at any time incur liability to Laurus in respect of any borrowing, financing arrangement or otherwise.

         "Shares" means stocks, shares and other securities of any kind of Inyx Pharma Limited.

         "Stiefel Note" means the 6% convertible promissory note due 6 March 2007, dated 6 March 2003 and made between Inyx Pharma Limited and Stiefel Laboratories, Inc.

         "Stiefel Shares" means:

         (a) any shares (not exceeding 20% of the Company's total issued share capital at any time) issued or that may be issued in the future by Inyx Pharma Limited or the Chargor under or in accordance with the Stiefel Note:

         (b)      any Rights attaching to such Shares; and

         (c) any Derived Assets deriving from such Stiefel Shares so long as the percentage of the Company's total issued share capital at any time represented by Stiefel Shares does not exceed 20%.

         "Tax" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature, and any interest or penalty in respect thereof.

         "Working Hours" means 9.30 a.m. to 5.30 p.m. on a Business Day.


1.2      References and Construction

         (A)      In this deed, unless otherwise specified:-

                  (i) references to clauses and schedules are to clauses of and schedules to this deed;

                  (ii) headings to clauses are for convenience only and are to be ignored in construing this deed;

                  (iii) references to a "person" are to be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority, or any joint venture, association or partnership (whether or not having separate legal personality);


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                  (iv)     references  to a "company"  are to be construed so as
                           to include  any  company,  corporation  or other body
                           corporate,   wherever  and  however  incorporated  or
                           established;

                  (v) references to any statute or statutory provision are to be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted, and include references to all bye-laws, instruments, orders and regulations for the time being made thereunder or deriving validity therefrom; and

                  (vi) an Event of Default is "continuing" if it has not been remedied or waived.

         (B) Except to the extent that the context otherwise requires, any reference in this deed to "this deed" or any other deed, agreement or instrument is a reference to this deed or, as the case may be, the relevant deed, agreement or instrument as amended, supplemented, replaced or novated from time to time and includes a reference to any document which amends, supplements, replaces, novates or is entered into, made or given pursuant to or in accordance with any of the terms of this deed or, as the case may be, the relevant deed, agreement or instrument.

1.3      Stiefel Note and Stiefel Shares

         Notwithstanding any other provision of this Deed, this Deed is entered into subject to the provisions of the Stiefel Note. Nothing in this Deed creates, now or the future, any Security or affects in any way the rights or obligations of Inyx Pharma Limited, the Chargor or Stiefel Laboratories, Inc. under or concerning any Stiefel Shares or the Stiefel Note.

2.       Covenant to Pay

         The Chargor covenants with Laurus to pay and discharge all Secured Liabilities at the time or times when, and in the currency or currencies in which, the same are expressed to be payable under the Note, this deed or, as the case may be, any other document relating to the Secured Liabilities.

3.       Charge

         The Chargor, with full title guarantee and as continuing security for the payment and discharge of all Secured Liabilities, charges all its Rights, title and interest in and to the Charged Property by way of first fixed charge in favour of Laurus.

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4.       Covenant to Deposit and Further Assurances

4.1      Original Shares and Further Shares

         The Chargor shall, immediately after the execution of this deed in the case of the Original Shares, and within two Business Days of each occasion on which Laurus and the Chargor agree that any Shares shall become Further Shares, deposit with Laurus:-

         (A)      all  share   certificates,   documents   of  title  and  other
                  documentary evidence of ownership in relation to such Shares; and

         (B) transfers of such Shares duly executed by the Chargor or its nominee with the name of the transferee left blank or, if Laurus so requires, duly executed by the Chargor or its nominee in favour of Laurus (or Laurus' nominee) and stamped, and such other documents as the may require to enable Laurus (or Laurus' nominee) or, after the occurrence of an Event of Default that is continuing, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, such Shares.

4.2      Derived Assets

         The Chargor shall, to the extent possible, deliver or pay to Laurus or procure the delivery or payment to Laurus of:

         (A) all such Derived Assets or the share certificates, renounceable certificates, letters of allotment, documents of title and other documentary evidence of ownership in relation to them; and

         (B) transfers of any Shares comprised in such Derived Assets duly executed by the Chargor or its nominee with the name of the transferee left blank or, if Laurus so requires following an Event of Default that is continuing, duly executed by the Chargor or its nominee in favour of Laurus (or Laurus' nominee) and stamped, and such other documents as Laurus may require to enable Laurus (or Laurus' nominee) or, after the occurrence of an Event of Default that is continuing, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, the Shares comprised in such Derived Assets, within 10 Business Days of their creation.

                  This clause 4.2 (Derived Assets) does not apply to nor affect any Stiefel Shares in any way.

4.3      Further Assurances

         In addition to and without prejudice to anything else contained in this deed, the Chargor shall, at the reasonable request of Laurus but at its

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         own  cost,  promptly  execute  and  do  all  such  deeds,  instruments, transfers, renunciations, proxies, notices, documents, assurances, acts and things in such form as Laurus may from time to time reasonably require:

         (A) for perfecting, preserving or protecting the Charge or the priority of the Charge; and

         (B) for facilitating the realisation of the Charge or the exercise of any Rights vested in Laurus.

         The obligations of the Chargor under this clause 4.3 shall be in addition to and not in substitution for the covenants for further assurance deemed to be included in this deed by virtue of the Law of Property (Miscellaneous Provisions Act) 1994.

5.       Representations and Warranties

         The Chargor represents and warrants to Laurus that:-

         (A)      it is the sole  legal  and  beneficial  owner  of the  Charged
                  Property;

         (B) no Security (other than the Charge) exists on, over or with respect to any of the Charged Property;

         (C) it has not sold, transferred, lent, assigned, parted with its interest in, disposed of, granted any option in respect of or otherwise dealt with any of its Rights, title and interest in and to the Charged Property, or agreed to do any of the foregoing (otherwise than pursuant to this deed);

         (D) the Original Shares, any Further Shares and any Shares comprised in any Derived Assets (excluding the Stiefel Shares) are fully paid and there are no moneys or liabilities outstanding in respect of any of the Charged Property;

         (E) the Original Shares, any Further Shares and any Shares comprised in any Derived Assets (excluding the Stiefel Shares) have been duly authorised and validly issued and are free from any restrictions on transfer or rights of pre-emption;

         (F) the Original Shares, together constitute the entire issued share capital of Inyx Pharma Limited;

         (G) it has the power to enter into, and perform and comply with its obligations under, this deed, and to create the Charge;

         (H) all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order to,

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                  (i)      enable it  lawfully  to enter  into,  and perform and
                           comply with its obligations under, this deed,

                  (ii) ensure that those obligations are valid, legal, binding and enforceable,

                  (iii) permit the creation of the Charge and ensure that (subject to all necessary registrations thereof being made) the Charge is a valid, legal, binding and enforceable first fixed charge over the Charged Property ranking in priority to the interests of any secured or unsecured creditor of the Chargor, and

                  (iv) make this deed admissible in evidence in the courts of England.

                  have been taken fulfilled and done.

         (I) the obligations of the Chargor under this deed and (subject to all necessary registrations thereof being made) the Charge are and will be until fully discharged valid, legal, binding and enforceable and the Charge constitutes a first fixed charge over the Charged Property ranking in priority to the interests of any secured or unsecured creditor against the Chargor.

6.       Covenants

         The Chargor shall:-

         (A) not create, attempt to create or permit to subsist any Security (other than the Charge) on, over or with respect to any of the Charged Property;

         (B) not sell, transfer, lend, assign, part with its interest in, dispose of, grant any option in respect of or otherwise deal with any of its Rights, title and interest in and to the Charged Property, or agree to do any of the foregoing (otherwise than pursuant to this deed);

         (C) not take or omit to take any action which act or omission could adversely affect or diminish the value of any of the Charged Property;

         (D) ensure that the Original Shares, any Further Shares and any Shares comprised in any Derived Assets (excluding the Stiefel Shares) are free from any restriction on transfer or rights of pre-emption;

         (E) take all action within its power to procure, maintain in effect and comply with all the terms and conditions of all approvals, authorisations, consents and registrations necessary or appropriate for anything provided for on its part in this deed;

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         (F)      ensure that the Charge will at all times be legally  valid and binding;

         (G) without prejudice to clause 5(D), punctually pay all calls, subscription moneys and other moneys payable on or in respect of any of the Charged Property and indemnify and keep indemnified Laurus and its nominees against any costs, liabilities or expenses which it or they may suffer or incur as a result of any failure by the Chargor to pay the same;

         (H) promptly deliver to Laurus all such information concerning the Charged Property as Laurus may reasonably request from time to time;

         (I) not take any action or procure the taking of any action to increase the issued share capital of Inyx Pharma Limited without the prior consent of Laurus, nor otherwise to take or omit to take any action which would render any of the representations and warranties given by the Chargor to Laurus pursuant to clause 5 incorrect or untrue, provided that this paragraph shall not apply with respect to any action taken by the Chargor in pursuance of its obligations under the Stiefel Note or any related agreements with Stiefel.

7.       Chargor's Rights before Enforcement

         Until the Charge shall become enforceable, the Chargor shall be entitled to:-

         (A) receive and retain free from the Charge any Dividends paid to it; and

         (B) exercise and control the exercise of all voting and other Rights relating to the Charged Property provided that:

                  (i) the entitlement of the Chargor under this clause 7(B) may at any time be terminated upon and to the extent of any notice by Laurus to the Chargor evidencing Laurus' intention thenceforth to direct the exercise of such Rights for the purpose of preserving the value of the Charge; and

                  (ii) the exercise or failure to exercise any voting and other Rights by the Chargor has no adverse effect on the value of the Charged Property or in any way prejudices the interests of Laurus.

8.       Enforcement

8.1      Charge shall become Enforceable

         The  Charge  shall  become  enforceable,  and the powers  conferred  by section 101 of the LPA as varied and extended by this deed shall be exercisable, upon and at any time after the occurrence of an Event of Default that is continuing.

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8.2      Section 101 LPA

         The powers conferred by section 101 of the LPA, as varied and extended by this deed, shall be deemed to have arisen immediately on the execution of this deed.

8.3      Sections 93 and 103 LPA

         Sections 93 and 103 of the LPA shall not apply to this deed.

9.       Dealings with Charged Property on Enforcement

9.1      Rights of Laurus

         At any time after the Charge has become enforceable, Laurus shall have the right, without any notice to or consent of the Chargor:-

         (A)      Charged Property

                  to take any steps necessary to vest all or any of the Charged Property in the name of Laurus or its nominee (including completing any transfers of any Shares comprised in the Charged Property) and to receive and retain any Dividends;

         (B)      Sell

                  to sell, exchange, convert into money or otherwise dispose of or realise the Charged Property (whether by public offer or private contract) to any person and for such consideration (whether comprising cash, debentures or other obligations, Shares or other valuable consideration of any kind) and on such terms (whether payable or deliverable in a lump sum or by instalments) as it may think fit, and for this purpose to complete any transfers of the Charged Property;

         (C)      Voting Rights

                  to exercise or direct the exercise of all voting and other Rights relating to the Charged Property in such manner as it may think fit;

         (D)      Claims

                  to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands relating in any way to the Charged Property;

         (E)      Legal actions

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                  to bring,  prosecute,  enforce,  defend and  abandon  actions, suits and proceedings in relation to the Charged Property; and

         (F)      Other Rights

                  to do all such other acts and things it may consider necessary or expedient for the realisation of the Charged Property or incidental to the exercise of any of the Rights conferred on it under or in connection with this deed or the LPA and to concur in the doing of anything which it has the Right to do and to do any such thing jointly with any other person.

9.2      Obligations of Chargor

         After the Charge has become enforceable:-

         (A) all Dividends shall be paid to and retained by Laurus, and any such moneys which may be received by the Chargor shall, pending such payment, be segregated from any other property of the Chargor and held in trust for Laurus; and

         (B) the Chargor shall procure that all voting and other Rights relating to the Charged Property are exercised in accordance with such instructions (if any) as may from time to time be given to the Chargor by Laurus, and the Chargor shall deliver to Laurus such forms of proxy or other appropriate forms of authorisation to enable Laurus to exercise such voting and other Rights.

10.      Application of Moneys

         All moneys arising from the exercise of the powers of enforcement under this deed shall (except as may be otherwise required by applicable law) be held and applied in the following order of priority (but without prejudice to the right of Laurus to recover any shortfall from the Chargor):-

         (A) in or towards the payment or discharge of such of the Secured Liabilities in such order as Laurus in its absolute discretion may from time to time determine; and

         (B) after all the Secured Liabilities have been paid or discharged in full, in payment of any surplus to the Chargor or other person entitled to it.

11.      General Rights of Laurus

11.1     Redemption of Security

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                                       11


         Laurus may at any time redeem any Security over the Charged Property having priority to the Charge or procure the transfer thereof to Laurus and may settle the accounts of encumbrancers. Any accounts so settled shall be conclusive and binding on the Chargor. The Chargor shall on demand pay to Laurus all principal moneys, interest, costs, charges, losses, liabilities and expenses of and incidental to any such redemption or transfer.

11.2     New Account

         At any time following:

         (A) Laurus receiving notice (either actual or constructive) of any subsequent Security affecting the Charged Property or,

         (B)      the   commencement   of   the   insolvency,    administration,
                  reorganisation,   liquidation  or   dissolution   of,  or  any
                  analogous proceeding in respect of, the Chargor,

         Laurus may open a new account in the name of the Chargor (whether or not it permits any existing account to continue).

         If Laurus does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced. Thereafter, all payments made by the Chargor to Laurus or received by Laurus for the account of the Chargor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this deed at the time when Laurus received or was deemed to have received such notice or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced.

11.3     Delegation

         Laurus may delegate in any manner to any person any of the Rights which are for the time being exercisable by Laurus under this deed. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as Laurus may think fit.

11.4     Set-off by Laurus

         After the occurrence of an Event of Default that is continuing, Laurus may without notice to the Chargor and without prejudice to any of Laurus' other Rights, set off any Secured Liabilities which are due and unpaid against any obligation (whether or not matured) owed by Laurus

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         to the Chargor,  regardless of the place of payment or booking  branch, and for that purpose Laurus may convert one currency into another at the rate of exchange determined by Laurus in its absolute discretion to be prevailing at the date of set-off.

12.      Liability of Laurus, Delegates and Nominees

12.1     Possession

         If Laurus or any Delegate shall take possession of the Charged Property, it may at any time relinquish such possession.

12.2     Laurus' Liability

         Laurus shall not in any circumstances (whether by reason of taking possession of the Charged Property or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever) be liable to the Chargor or any other person for any costs, charges, losses, damages, liabilities or expenses arising from any realisation of the Charged Property or from any exercise or non-exercise by Laurus of any Right conferred upon it in relation to the Charged Property or from any act, default, omission or misconduct of Laurus, its officers, employees or agents in relation to the Charged Property except to the extent that they shall be caused by Laurus's own fraud, negligence or wilful misconduct or that of its officers or employees.

12.3     Delegate's and Nominee's Liability

         All the provisions of clause 12.2 shall apply, mutatis mutandis, in respect of the liability of any Delegate or nominee of Laurus or any officer, employee or agent of Laurus, any Delegate or any nominee of Laurus.

12.4     Indemnity

         Laurus and every Delegate, attorney, manager, agent or other person appointed by Laurus hereunder shall be entitled to be indemnified out of the Charged Property in respect of all liabilities and expenses incurred by any of them in the execution or purported execution of any of its Rights and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Charged Property except to the extent that they are caused by Laurus' own fraud, negligence or wilful misconduct or that of its officers or employees, and Laurus and any such Delegate, attorney, manager, agent or other person appointed by Laurus hereunder may retain and pay all sums in respect of the same out of any moneys received.

13.      Protection of Third Parties

         No person dealing with Laurus or any Delegate shall be concerned to enquire whether any event has happened upon which any of the Rights conferred under or in connection with this deed or the LPA are or may be exercisable, whether any consents, regulations, restrictions or directions relating to such Rights have been obtained or complied with or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such Rights or as to the application of any money borrowed or raised or other proceeds of enforcement. All the protections to purchasers contained in sections 104 and 107 of the LPA and in Section 42(3) of the Insolvency Act 1986 or in any other legislation for the time being in force shall apply to any person purchasing from or dealing with Laurus or any Delegate.

14.      Continuing Security

         The Charge created by this deed shall be a continuing security for and will extend to the ultimate balance of all the Secured Liabilities and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account (whether or not any Secured Liabilities remain outstanding thereafter) or any other matter or thing whatsoever.

15.      Other Security

         The Charge and the rights given to Laurus under this deed shall be in addition to and shall not prejudice or be prejudiced by any other Security or any guarantee or indemnity or any other right which Laurus may at any time have in respect of or in connection with of the Secured Liabilities. All such rights may be exercised from time to time as often as Laurus may deem expedient.

16.      Immediate Recourse

         Laurus need not, before exercising any of the rights, title benefit and interest conferred on it by this deed or by law:

                  (i) take action or obtain judgment against the Chargor or any other person in any court;

                  (ii) make a file any claim or proof in the liquidation of the Chargor or any other person; or

                  (iii) enforce or seek to enforce the recovery of moneys and liabilities hereby secured or enforce or seek to enforce any other security interest or guarantee.

17.      Charge not to be Affected

         Without  prejudice  to  clauses 14 and 15,  neither  the Charge nor the
         liability  of  the  Chargor  for  the  Secured   Liabilities  shall  be
         prejudiced or affected by:-

         (A) any variation or amendment of, or waiver or release granted under or in connection with, any other Security or any guarantee or indemnity or other document; or

         (B) time being given, or any other indulgence or concession being granted, by Laurus to the Chargor or any other person; or

         (C) the taking, holding, failure to take or hold, varying, realisation, non-enforcement, non-perfection or release by Laurus or any other person of any other Security, or any guarantee or indemnity or other document; or

         (D) the insolvency, administration, reorganisation, liquidation or dissolution of, or any analogous proceeding in respect of, the Chargor or any other person; or

         (E)      any change in the constitution of the Chargor; or

         (F) any amalgamation, merger or reconstruction that may be effected by Laurus with any other person or any sale or transfer of the whole or any part of the undertaking, property and assets of Laurus to any other person; or

         (G) the existence of any claim, set-off or other right which the Chargor may have at any time against Laurus or any other person; or

         (H) the making or absence of any demand for payment of any Secured Liabilities on the Chargor or any other person, whether by Laurus or any other person; or

         (I) any arrangement or compromise entered into by Laurus with the Chargor or any other person; or

         (J) any other thing done or omitted or neglected to be done by Laurus or any other person or any other dealing, fact, matter or thing which, but for this provision, might operate to prejudice or affect the liability of the Chargor for the Secured Liabilities.

18.      Release of Charged Property

18.1     Release of Charged Property

         If:

         (A)      all  Secured   Liabilities  have  been   unconditionally   and
                  irrevocably paid or discharged in full and the Note has been terminated; or

         (B) Security or a guarantee for the Secured Liabilities, in each case acceptable to Laurus, has been provided in substitution for this deed,

         then, subject to clause 18.3, Laurus shall at the request and cost of the Chargor execute such deeds and do all such acts and things as may be necessary to release the Charged Property from the Charge.

18.2     Reinstatement

         (A) Any re-assignment, release, settlement or discharge of the Secured Liabilities or any Security for the Secured Liabilities shall be conditional upon no payment to or Security provided to Laurus in respect of the Secured Liability being avoided, invalidated, reduced or required to be restored or paid away by virtue of any requirement having force of law.

         (B) To the extent that such re-assignment, release, settlement or discharge of the Secured Liabilities is made on the faith of any payment or Security which is avoided, invalidated, reduced or required to be restored or paid away, such re-assignment, release settlement or discharge shall be treated as null and void and Laurus shall be entitled to recover the amount of any such payment or Security and the relevant Secured Liability shall continue as if the re-assignment, release, settlement or discharge had not occurred.

18.3     Retention of Deed

         If the Chargor requests Laurus to release the Charged Property from the Charge following any payment or discharge made or Security or guarantee given in relation to the Secured Liabilities by a person other than the Chargor (a "Relevant Transaction"), Laurus shall be entitled to retain this deed (and all stock and share certificates, documents of title and other documentary evidence of ownership in relation to the Charged Property deposited with Laurus pursuant to clause 4) and shall not be obliged to release the Charged Property from the Charge until the expiry of the Retention Period in relation to that Relevant Transaction. If at any time before the expiry of that Retention Period any step has been taken for or with a view to the administration, liquidation or dissolution of such other person or any analogous proceeding in respect of such other person, Laurus may continue to retain this deed (and all such stock and share certificates, documents of title and documentary evidence) and shall not be obliged to release the Charged Property from the Charge for such further period as Laurus may determine.

18.4     Retention Period

         For the purpose of clause 18.3 "Retention Period" means, in relation to any Relevant Transaction, the period which commences on the date when that Relevant Transaction was made or given, and which ends on the date falling one month after the expiration of the maximum period within which that Relevant Transaction can be avoided, reduced or invalidated by virtue of any applicable law or for any other reason whatsoever.

19.      Power of Attorney

19.1     Appointment

         The Chargor hereby appoints, irrevocably and by way of security, Laurus and any person nominated in writing by Laurus as attorney of the Chargor severally to be the attorney of the Chargor (with full powers of substitution and delegation), on its behalf and in its name or otherwise, at such time and in such manner as the attorney may think fit:-

         (A) to do anything which the Chargor is or may be obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any transfer of Shares; and

         (B) generally to exercise all or any of the Rights conferred on Laurus in relation to the Charged Property or under or in connection with this deed or the LPA.

19.2     Ratification

         The Chargor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 19.1.

20.      Currency Indemnity

20.1     Currency Indemnity

         If, under any applicable law, whether pursuant to a judgment against the Chargor or the administration, liquidation or dissolution of the Chargor or for any other reason, any payment under or in connection with this deed is made or falls to be satisfied in a currency (the "Other Currency") other than the currency in which the relevant payment is expressed to be payable (the "Required Currency"), then, to the extent that the payment actually received by Laurus (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for Laurus to make the conversion on that date, at the rate of exchange as soon afterwards as it is practicable for Laurus to do so or, in the case of an administration, liquidation or dissolution, at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such proceeding) falls short of the amount expressed to be due or payable under or in connection with this deed, the Chargor shall, as an original and independent obligation under this deed, indemnify and hold Laurus harmless against the amount of such shortfall.

20.2     Rate of Exchange

         For the purpose of clause 19.1, "rate of exchange" means the rate at which Laurus is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any commission, premium and other costs of exchange and Taxes payable in connection with such purchase.

21.      Certificate to be Conclusive Evidence

         For all purposes, including any Proceedings, a copy of a certificate signed by an officer of Laurus as to the amount of any indebtedness comprised in the Secured Liabilities for the time being shall, in the absence of manifest error, be conclusive evidence against the Chargor as to the amount thereof.

22.      Stamp Duty

         The Chargor shall pay promptly, and in any event before any penalty becomes payable, all stamp, documentary and similar taxes, if any, payable in connection with the entry into, performance, enforcement or admissibility in evidence of this deed or any other document referred to in this deed, and shall indemnify Laurus against any liability with respect to, or resulting from any delay in paying or omission to pay, any such tax.

23.      Costs and Expenses

         The Chargor shall indemnify Laurus on demand against all reasonable costs, charges, losses, liabilities, expenses and other sums (including legal, accountants' and other professional fees) and any Taxes thereon expended, paid, incurred or debited on account by Laurus in relation to this deed, and/or any other document referred to in this deed, including, without prejudice to the generality of the foregoing:-

         (A) in connection with the negotiation, preparation, execution, stamping, filing, registration and perfection of this deed;

         (B) in connection with the granting of any waiver or consent sought by the Chargor or in connection with any variation, amendment, extension or modification of, or supplement to, this deed;

         (C)      in  enforcing,   protecting,   preserving  or  realising,   or
                  attempting to enforce, protect, preserve or realise, Laurus' Rights under this deed; and

         (D) in connection with or contemplation of any Proceedings or the recovery or attempted recovery of any Secured Liabilities.

24.               Communications

24.1     Communications to be in Writing

         Any communication given or made under or in connection with the matters contemplated by this deed shall be in writing.

24.2     Deemed Delivery

         Any such communication shall be addressed as provided in clause 24.3 and, if so addressed, shall be deemed to have been duly given or made as follows:-

         (A) if sent by personal delivery, upon delivery at the address of the relevant party;

         (B)      if sent by fax, upon receipt by the relevant party,

         provided that if, in accordance with the above provisions, any such communication would otherwise be deemed to be given or made outside Working Hours, such communication shall be deemed to be given or made at the start of the next period of Working Hours.

24.3     Parties' Details

         The relevant details of each party for the purposes of this deed, subject to clause 24.4, are:-


                 Party       Addressee        Address               Fax No.
                 -----       ---------        -------               -------
         Laurus Master       David Grin       Laurus Master         212 541 4434
         Fund, Ltd.                           Fund, Ltd. c/o
                                              Laurus Capital
                                              Management LLC
                                              152 West 57th
                                              Street, New York,
                                              New York 10019
         Inyx, Inc.          Dr. Jack         Inyx, Inc.,           305-365-3963
                             Kachkar                 9th Floor
                                              801 Brickell
                                              Avenue, Miami,
                                              Florida  33131

24.4     Change of Details

         Either party may notify the other party at any time of a change to its details for the purposes of clause 24.3 provided that such notification shall only be effective on:-

         (A) the date specified in the notification as the date on which the change is to take place; or

         (B) if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date falling five Business Days after notice of any such change has been given.

25.      Rights and Waivers

25.1     Delay

         No delay or omission on the part of Laurus in exercising any Right provided by law or under this deed shall impair such Right or operate as a waiver thereof or of any other Right.

25.2     Single or Partial Exercise

         The single or partial exercise by Laurus of any Right provided by law or under this deed shall not preclude any other or further exercise thereof or the exercise of any other Right.

25.3     Rights to be Cumulative

         The Rights provided in this deed are cumulative with, and not exclusive of, any Rights provided by law.

26.      Invalidity

         If at any  time  any  provision  of this  deed is or  becomes  illegal,
         invalid  or   unenforceable  in  any  respect  under  the  law  of  any
         jurisdiction, neither:-

         (A) the legality, validity or enforceability in that jurisdiction of any other provision of this deed; nor

         (B) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this deed,

         shall be affected or impaired.

27.      Assignment by Laurus

         Laurus may at any time, without the consent of the Chargor, assign or transfer the whole or, as the case may be, any part of Laurus' Rights under this deed to any person to whom the whole or any part of any of Laurus' rights under the Note shall be assigned or transferred.

28.      Contracts (Rights of Third Parties) Act 1999

         The parties to this agreement do not intend that any term of this agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this agreement.

29.      Governing Law

         This deed shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF the Chargor and Laurus have executed this document as a deed the day and year first before written.

                                       21


                                   SCHEDULE 1



                            No. of        Class of     Nominal Value    Registered holder(s)
Name of Company             Shares         Shares      of each Share    as at the date hereof
---------------             ------         ------      -------------    ---------------------
Inyx Pharma Limited       1,000,000       ordinary      (pound)0.01           Inyx, Inc.
                        (representing      shares
                         100% of the
                        current issued
                       share capital of
                         Inyx Pharma
                           Limited)


DAL:473001.1


                                   NY032800003





                                       22

DAL:473001.1








Executed as a deed by LAURUS            )
MASTER FUND, LTD. acting by             )
                                        )  ./s/.................................
                                        )
who, in  accordance with the laws       )  .....................................
of the Cayman Islands [is/ are]         )  Authorised Signatories)
acting under the authority of           )
Laurus Master Fund, Ltd.                )



Executed as a deed by Inyx, Inc.       )
acting by Dr. John Kashkar who         )
in accordance with the laws of         )   ...../s/ Jack Kachkar................
Nevada, U.S.A. is acting under         )
the authority of Inyx, Inc.            )